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                                                              Exhibit 99.906Cert

                    CERTIFICATION PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, I, Edmund J. Burke, President of Financial Investors Trust (the "Registrant"), hereby certify, to the best of my knowledge, that the Registrant's report on Form N-CSR for the period ended April 30, 2004 (the "Report"), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:      /s/Edmund J. Burke
         ------------------
         Edmund J. Burke
         President

Dated:   July 7, 2004

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                                                              Exhibit 99.906Cert

                    CERTIFICATION PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, I, Jeremy O. May, Treasurer of Financial Investors Trust (the "Registrant"), hereby certify, to the best of my knowledge, that the Registrant's report on Form N-CSR for the period ended April 30, 2004 (the "Report"), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:      /s/Jeremy O. May
         ------------------
         Jeremy O. May
         Treasurer

Dated:   July 7, 2004